Introducing Western Goldfields, Inc. Unlocking the Value of a Significant and Overlooked Reserve September, 2006 Ticker: TSX-WGI OTBB-WGDF.OB

1

Cautionary & Disclaimer Statements All Monetary amounts are in U.S. dollars unless otherwise stated. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION Safe Harbour under the United States Private Litigation Reform Act of 1995: Except for statements of historical fact relating to the Corporation, certain information contained herein constitutes "forward-looking statements" within the meaning of the United States Private Litigation Reform Act of 1995 and equivalent Canadian legislation. Forward-looking statements are frequently characterized by words such as "plan," "expect," "project," "intend," "believe," "anticipate" and other similar words, or statements that certain events or conditions "may" or "will" occur. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements. These factors include the inherent risks involved in the exploration and development of mineral properties, the uncertainties involved in interpreting drilling results and other geological data, fluctuating metal prices, the possibility of project cost overruns or unanticipated costs and expenses, uncertainties relating to the availability and costs of financing needed in the future and other factors, as well as those factors discussed in or referred to in the annual report of the Company on Form 10-KSB-A filed with the United States Securities and Exchange Commission. The Corporation undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change. The reader is cautioned not to place undue reliance on forward-looking statements. DISCLAIMER The information contained herein, while obtained from sources which we believe are reliable, is not guaranteed as to its accuracy or completeness. The contents of this presentation is for informational purposes only and does not constitute an offer to sell or a solicitation to purchase any securities referred to herein CAUTIONARY NOTE TO U.S INVESTORS CONCERNING ESTIMATES OF MEASURED, INDICATED AND INFERRED RESOURCES This presentation uses the terms "Measured", "Indicated" and "Inferred" Resources. United States investors are advised that while such terms are recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not recognize them. "Inferred Mineral Resources" have a great amount of uncertainty as to their existence, and as to their economic and legal feasibility. It cannot be assumed that all or any part of an Inferred Mineral Resource will ever by upgraded to a higher category. Under Canadian rules, estimates of Inferred Mineral resources may not form the basis of feasibility or other economic studies. United States investors are cautioned not to assume that all or any part of Measured or Indicated Mineral Resources will ever be converted into Mineral Reserves. United States investors are also cautioned not to assume that all or any party of an Inferred Mineral Resource exists, or is economically or legally mineable. CASH COSTS "Total cash cost" figures for gold production are calculated in accordance with a standard development by the Gold Institute, which was a worldwide association of suppliers of gold and gold products and included leading North American Gold producers. The Gold Institute ceased operations in 2002, but the standard is voluntary and the cost measures presented may not be comparable to other similarly titled measures of other companies. Total cash costs include mine site operation costs such as mining, processing, administration, royalties and production taxes, but are exclusive of amortization, reclamation, capital and exploration costs. The measure, along with production, is considered to be a key indicator of a company's ability to generate operating earnings and cash flow from its mining operations. This data is furnished to provide additional information and is a non-GAAP measure. It should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not necessarily indicative of operating costs presented under GAAP.

2
A Compelling Opportunity A large high-quality North American resource Management team with proven leadership and track record Low risk permitted mine and processing site straight forward run-of-mine heap-leach Attractive economics Significant upside potential

3
Mesquite Mine - A Tremendous Opportunity .... - A New Beginning ....

4
Mesquite Mine: An Overlooked Compelling Investment Opportunity HISTORY Mesquite 4.0 million oz mined since 1985 at average total cash cost less than $200/oz Mining operations suspended in 2001 due to low gold price Despite mine shutdown continued permitting unexploited resources 2002 Newmont acquires expansion permits - grandfathers mining rights 2003 WGI acquires Mesquite Mine from Newmont for 3.5 million WGI shares, warrants to purchase 6.1 million WGI shares and all mining rights, infrastructure and water rights Newmont retains between 0.5% and 2.0% Net Smelter Return Royalty on newly mined ore Newmont requires WGI to fully bond reclamation with $7 million insurance policy Needed: new vision, new leadership, new financing

5
Mesquite Historical Production Summary * Note: 0.56 gms / tonne Source: Mine Development Associates, Mesquite Technical Report, Dec 2004

6
Mineral Reserves and Resources (1) The Company's mineral reserves are estimated using appropriate cut-off grades at an assumed gold price of US$450 per ounce and projected process recoveries, operating costs and life of mine plans which include allowances for dilution and mining recovery. (2) The Company's mineral reserves are consistent with the definitions established by Industry Guide 7, administered by the U.S. Securities and Exchange Commission. (3) The Company's mineral resources are estimated using appropriate cut off grades at an assumed gold price of US$500 per ounce, projected process recoveries, operating costs and mine plans which include allowances for dilution and mining recovery. (4) The Company's mineral resources and mineral reserves are classified in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum's (CIM) "Standards on Mineral Resources and Reserves, Definitions and Guidelines". (5) Estimates dated as of August 2006. Reference is made to the press release of the Company dated August 9, 2006 for description of the parameters and assumptions affecting the estimates. Mineral resources that are not mineral reserves do not have demonstrated economic viability. See disclaimer at the front of this presentation regarding presentation of mineral resource. (6) The Company's mineral resource and reserve estimates were prepared under the supervision of Mr. M. Hester, FAusIMM, Vice President, Independent Mining Consultants Inc., Tucson, Arizona, who is independent of the Company and is a Qualified Person under Canadian legislation.

7
Mesquite Mine Expansion Feasibility Study Scope Conventional truck & shovel mining Run-off mine heap leaching Heap leach expansion Modernization of existing facilities Locate expansion within Record of Decision (RoD) foot print Integrate expansion with Mesquite Regional Landfill (MRL) plans LEGEND ? ? ? ? ? ? 1 New Leach Pad 2 Mine Facilities Infrastructure 3 Vista Resource 4 Rainbow Resource 5 Big Chief/Cholla Resource 6 North Big Chief Resource Resource Outline New Leachpad

8
Mining Statistics Resource * Reserves * Production Costs Capital Cost Production 156 million tons oxide 46 million tons non-oxide 3.5 million ounces of gold Proven and Probable reserves of 130.9 million tons grading 0.018 oz gold/ton Reserve contains 2.36 million ozs of gold Resources exclusive of reserve 1.25 million ounces Cost of goods sold $318 / oz excluding royalties and pre-stripping Cost of goods sold of $335 / oz including royalties and California Gold Tax Cost of goods sold $346 / oz including royalties, Ca. Gold tax and pre-strip expense Initial Capital $88.2 million Life-of-Mine Sustaining Capital $14.7 million Pre-strip expense $18.68 million Average 13.7 million tons ore per year Average gold production 165,000 ozs per year 54.0 million total tons mined per year 9.5 years of active mining * Resource and reserve estimates completed by Independent Mining Consultants (IMC) Mike Hester Vice President - Qualified Person

9
Mesquite: Extremely Attractive Economics Feasibility Study Results* Average cashflow $23.4 million/year at $500 gold After tax IRR estimated as: $500/oz 16.3% $600/oz 29.9% $700/oz 41.0% Base case $500 gold * Feasibility Study completed by Micon International Richard Gowans Vice President - Qualified Person

10
Project Financing Plan Funding Required Initial Capital $88.2 Pre Strip Expense 18.7 Total $106.9 Proposed Financing Warrants $12.0 Equipment Financing 60.0 Project finance 40.0 Total $112.0

11
Future Plans - Unlocking Value Potential for Significant Additional Non-oxide Resources Currently 46.9 million tons grading 0.023 oz/ton included in Measured and Indicated resources, including reserves Historical drilling was not focussed on non-oxide resources Newmont test work indicated good metallurgical recoveries by gravity 70,000 foot drill program to begin October 2006

12
Future Plans: How Value Gets Unlocked Oxide-non oxide contact Upper oxide contact Expansion Pit limit ($450) Current topography 195 feet @ 0.017 205 feet @ 0.014 110 feet @ 0.105 65 feet @ 0.007 85 feet @ 0.011 230 ft @ 0.011 70 feet @ 0.014 150 feet @ 0.011 240 feet @ 0.013 335 feet @ 0.017 160 feet 0.010 185 feet @ 0.021 MESQUITE MINE SECTION 1960 Looking Northwest 0 500 ft 1000 ft

13
Future Plans: How Value Gets Unlocked Vista Non-oxide Metallurgy Previous test work indicates Vista non-oxide responds well to gravity concentration Recoveries to concentrate exceeded 80 percent Test work done in 1998 by Newmont Metallurgical Services WGI intends to complete additional test work to confirm initial results Metallurgical samples to be obtained from drill program commencing in September 2006

14
Proven Leadership & Mining Track Record Officers Ray Threlkeld President and Chief Executive Officer Brian Penny Chief Financial Officer Paul Semple Vice-President of Projects Wes Hanson Vice-President of Mine Development Julie Taylor Director of Regulatory Affairs & Investor Relations Board Randall Oliphant (Chairman) Vahan Kololian Martyn Konig Gerald Ruth Ray Threlkeld

15
Investor Data Listing TSX NASDAQ OTC Bulletin Board Symbol TSX - WGI OTCBB - WGDF.OB Shares O/S August 26, 2006 Basic 67,790,801 Options 14,800,950 Warrants 28,775,929 Fully Diluted 111,367,680 Management and Directors Basic 5,226,251 - 7.7% Fully Diluted 15,884,584 - 14.4%

16
Summary 10 Reasons to Invest in Western Goldfields Reputation of the Management; Reputation of the Resource Mesquite is the beginning of an exciting growth story 3.5 million ounce North American resource 2.4 million ounce mineable reserves Great potential to increase resources Permitted mine and processing facility Proven technology - Run-of-Mine (ROM) Heap Leaching Fast track towards full production Excellent IRR at current gold prices Undervalued - stock trades at significant discount to real value

Appendix 35

Mesquite Mine - Imperial Co., CA A-1

Mesquite Team Proven Leadership And Mining Track Record Randall Oliphant, Chairman CEO Barrick Gold Company Raymond Threlkeld, President and CEO Vice President Project Development Barrick Gold Corporation Brian Penny, Chief Financial Officer CFO Kinross Gold Corporation Paul Semple, Vice President of Projects Vice President and General Manager SNC-Lavalin Engineers and Constructors Wes Hanson- Vice President Mine Development Director Technical Services, Kinross Gold Corporation Julie Taylor- Director of Regulatory Affairs & Investor Relations Manager Investor Relations, General Motors Cory Ateyiah- Vice President and General Manager Mesquite Mine GM at Mt Ives Mine and Florida Canyon Mine A-2

Western Goldfields®

Board

- **Randall Oliphant**, Chairman, is the Chairman and CEO of Rockcliff Group Limited, a private corporation actively involved with its shareholdings, primarily in the mining sector, including Silver Bear Resources Inc. Mr. Oliphant is on the Advisory Board of Metalmark Capital LLC (formerly Morgan Stanley Capital Partners) and serves on the Board of Western Oil Sands Inc. Mr. Oliphant also serves on the boards of a number of private companies and not-for-profit organizations. Until 2003, he was the President and CEO of Barrick Gold Corporation. Mr. Oliphant is a Chartered Accountant.
- **Raymond W. Threlkeld**, President and Chief Executive Officer, has over 30 years of mineral industry experience ranging from discovery, feasibility study, development management, operations management, and corporate officer. Mr. Threlkeld is the Chief Operating Officer of Silver Bear Resources Inc., a private mineral resource company. Mr. Threlkeld held various senior management positions in precious metal mine development with Barrick Gold Corporation and Coeur d'Alene Mines Corporation including the development of the Pierina Mine in Peru, the Bulyanhulu Mine in Tanzania and the Veladero Mine located in Argentina. Mr. Threlkeld holds a degree in geology and has had exploration – acquisition success in the Western United States in addition to the management and project development experience sited above.
- **Vahan Kololian** founded and is Managing Partner of TerraNova Partners LP, which invests in the industrial, services and resource sectors. Mr. Kololian is also Chairman of Precinda Corporation, a private manufacturing company. Mr. Kololian also serves on the boards of both public and private companies.
- **Martyn Konig** is CEO of AIM listed Latitude Resources Plc. He has extensive experience in the natural resource sector. Mr. Konig was a main Board Director of NM Rothschild for 15 years and held senior positions at Goldman Sachs and UBS.
- **Gerald Ruth** has operated an independent corporate finance consulting business providing services to companies in a broad range of industries. Mr. Ruth also serves as a Director and Senior Officer with public and private companies. From 1988 to 2003, Mr. Ruth held various positions at the Toronto Stock Exchange, where he served as Head of Listings from 1997 to 2003.

THE RIGHT COMBINATION: MANAGEMENT STRENGTH AND HIGH QUALITY RESOURCES

A-3

Strong Management Proven Track Record Mr. Oliphant monitoring WGI since late 2004 July 2005 IBK Capital and other significant shareholders invite Mr. Oliphant to develop Mesquite's potential February 2006 Randall Oliphant led management team, seizes opportunity to inject US$6.0 million of fresh capital into WGI and assume full management control with a clear plan to capture value Team includes some of the gold mining industry's most experienced and successful financiers and mine builders Messrs.Threlkeld, Semple and Hanson have been involved in the construction and management in many of the world's largest gold mines Key members of the team have significant personal investment in WGI A-4

The Newmont Deal Newmont challenges in 2001 Low gold price averaging $264 at shutdown Faced with total fleet replacement with estimated 6 year mine life remaining at $325 gold Low project rate of return Newmont recognized the available resource and continued the permitting process WGI acquired Mesquite from Newmont for 3.5 million WGI shares (under 10%) and warrants to purchase 6.1 million WGI shares and all mining rights, infrastructure and water rights Newmont retained between 0.5 and 2% NSR on newly-mined ore A-5

Production History * 0.81 gms/tonne A-6

Past Production A-7

Mesquite Drill Data Base 3.5 million ounce resources - and believe potential to expand 6,200 drill holes 2.7 million feet drilling 650,000 blast hole samples A-8

Mineral Resource by Area - April 2006 Source: Independent Mining Consultants (IMC), Tucson, Arizona, April 20, 2006 A-9 Notes: Estimate as at April 20, 2006, prepared by Mike Hester of Independent Mining Consultants, who is a qualified person under NI 43-101 and is independent of the Company. Above estimates classified in accordance with CIM Standards on Mineral Resources and Reserves, Definitions and Guidelines. Mineral resources that are not mineral reserves do not have demonstrated economic viability. See Disclaimer at the front of this presentation. Resources are tabulated within a floating cone at $500 gold. Measured, indicated and inferred resources were used to develop the cone geometry. Oxide resource is at a 0.006 oz/t cutoff. Non-oxide at 0.012 oz/t. Oxide recovery assumed at 75%, non-oxide at 35% for cone runs. All tons are US Short tons = 2,000 pounds.

East Rainbow Resources 49.958 million tons Average grade 0.0190 oz/ton Extension of previously mined pit Inferred resources extend outside permitted area A-10

Mesquite Mine Long Section (Big Chief Pit) Potential Scale Big Cheif Cholla Potential non-oxide ore below current resources Current resources A-11

LACSD Landfill & Opportunities WGI has priority to surface, mineral and water rights and infrastructure LACSD building heap leach type pad and must cover waste, up to 20,000 tons daily, with stockpiled overburden or rinsed leach material WGI exploring material movement and equipment maintenance synergies with LACSD Potential reduction of cash costs A-12

Mesquite Mine A-13

Contact Information Raymond W. Threlkeld President and CEO Tel: (416) 324-6005 rthrelkeld@westerngoldfields.com Brian W. Penny Chief Financial Officer Tel: (416) 324-6002 bpenny@westerngoldfields.com A-14